EXHIBIT 32.2

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER

PURSUANT TO

18 UNITED STATES CODE SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Biomerica, Inc. (the “Company”) on Form 10-K for the year ended May 31, 2026, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Xiaoxuan Qu, Principal Financial Officer of the Company, certify, to the best of my knowledge, pursuant to Exchange Act Rule 15d-14(b) and 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes Oxley Act of 2002, as amended:

i. The Report fully complies with the requirements of Sections 13(a) or 15(d) of the Securities Exchange Act of 1934, and

ii. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Xiaoxuan Qu
Xiaoxuan Qu
VP of Finance and Controller
(Principal Financial Officer; Principal Accounting Officer)
Date: August 31, 2026